UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2017

I.D. SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15087	22-3270799
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On August 1, 2017, I.D. Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on July 31, 2017, it, together with its wholly-owned subsidiary Keytroller, LLC, a Delaware limited liability company (the “Purchaser”), completed the acquisition of substantially all of the assets of Keytroller, LLC, a Florida limited liability company (“Keytroller”), pursuant to an asset purchase agreement by and among the Company, the Purchaser, Keytroller and the principals of Keytroller party thereto.

This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the financial statements and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K, which were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Keytroller for the year ended December 31, 2016 and the unaudited financial statements of Keytroller for the three months ended March 31, 2017 are attached as Exhibit 99.1 hereto. We have attached the consent of Warren Averett LLC, Keytroller’s independent auditors, as Exhibit 23.1 to this Form 8-K/A.

(b) Unaudited Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Keytroller for the year ended December 31, 2016 and for the three months ended March 31, 2017 are attached as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Warren Averett LLC.
99.1	Financial Statements of Keytroller, LLC For the Year Ended December 31, 2016 (Audited) and For the Three Months Ended March 31, 2017 (Unaudited).
99.2	Pro Forma Condensed Combined Financial Information of I.D. Systems, Inc. and Keytroller, LLC For the Year Ended December 31, 2016 and For the Three Months Ended March 31, 2017 (Unaudited).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name:	Ned Mavrommatis
Title:	Chief Financial Officer

Date: October 13, 2017